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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(D) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2004


Commission        Registrant, State of Incorporation          I.R.S. Employer
File Number       Address and Telephone Number                Identification No.

333-42427         J. CREW GROUP, INC.                         22-2894486
---------                                                     ----------

                 (Incorporated in New York)
                  770 Broadway
                  New York, New York 10003
                  Telephone: (212) 209-2500

333-42423        J. CREW OPERATING CORP.                      22-3540930
---------                                                     ----------

                 (Incorporated in Delaware)
                  770 Broadway
                  New York, New York 10003
                  Telephone: (212) 209-2500

333-107211       J. CREW INTERMEDIATE LLC                     N/A
----------

                 (Formed in Delaware)
                 770 Broadway
                 New York, New York 10003
                 Telephone: (212) 209-2500

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Item 5.   Other Events and Regulation FD Disclosure.

     On April 15, 2004, J.Crew Group, Inc. (the "Company") issued a press release announcing the appointment of Amanda Bokman as Executive Vice President and Chief Financial Officer, effective on May 10. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     99.1 Press Release issued by J.Crew Group, Inc. on April 15, 2004

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   J. CREW GROUP, INC.
                                                   J. CREW OPERATING CORP.
                                                   J. CREW INTERMEDIATE LLC

                                                   By /s/ Nicholas P. Lamberti
                                                     ---------------------------
                                                     Name:  Nicholas P. Lamberti
                                                     Title: Vice-President and
                                                            Corporate Controller

Date:  April 15, 2004

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                                  EXHIBIT INDEX

Exhibit No.    Description

99.1           Press release issued by J.Crew Group, Inc. on April 15, 2004